SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   May 6, 2004



                          THE L.S. STARRETT COMPANY
             (Exact name of registrant as specified in its charter)


          Massachusetts                 1-367              04-1866480
  (State or Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)            File Number)      Identification No.)



                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
                (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:   978-249-3551




          (Former name or former address, if changed since last report)



















                                  Page 1 of 2
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits
        99.1 Quarterly Shareholder Earnings Letter dated May 6, 2004 containing the summary of consolidated financial results for the third quarter of fiscal 2004.



Item 12.  Results of Operations and Financial Condition.

On May 6, 2004, the L.S. Starrett Company (the "Company") issued a Quarterly Shareholder Earnings Letter (the "Shareholder Letter") which contained a summary of the Company's consolidated financial results for its third quarter of fiscal 2004. A copy of the Shareholder Letter is attached hereto as Exhibit 99.1.







                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE L.S. STARRETT COMPANY


Date:  May 7, 2004                           By: s/ ROGER U. WELLINGTON, JR.
                                             Name: Roger U. Wellington, Jr.
                                             Title: Vice President, Treasurer
                                                  and Chief Financial Officer

















                                  Page 2 of 2